UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

January 24, 2007

NETWORK CN INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30264	11-3177042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21/F, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

(852) 2833-2186

Registrant´s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 24, 2007, Network CN Inc. (the “Company”) entered into an agreement (the “Agreement”) with Zhang Lina and Zhang Qinxiu (the “Sellers”) to acquire 90% and 10%, respectively, of the equity interests of Shanghai Quo Advertising Company Limited (“Quo”), an advertising agency headquartered in the Peoples’ Republic of China (PRC). The total purchase price of the transaction is HK $7,500,000 or approximately US $961,500. The Company has agreed to pay the Sellers an aggregate of HK$500,000 in cash (which is approximately US$64,000 as of January 24, 2007) and to issue to them an aggregate of 300,000 shares of the Company’s common stock for the remaining HK $7,000,000 (or equivalent to US $2.99 per share) at the closing in exchange for an aggregate of 100% of the shares of capital stock of Quo. The closing market value of the Company’s common stock on the NASD OTC Bulletin Board on January 23, 2007 was $2.75.

The Company will fund the cash portion of the purchase price of the acquisition from working capital. The shares of Company common stock issued to the Seller will not be registered with the SEC and will therefore be restricted securities. The issuance of such shares will be made subject to an exemption from registration with the SEC provided by either Regulation S or Section 4(2) of the Securities Act of 1933, as amended. The Agreement contains representations, warranties and covenants typical of transactions of this type in the PRC. Consummation of the transaction is subject to conditions typical of transactions of this type in the PRC, including completion of due diligence by the Company. The Company anticipates that the transaction will be consummated within 30 days after the date of the Agreement.

The foregoing description of the Agreement is qualified in its entirety by reference to such Agreement, filed as Exhibit 10.1 hereto, which is hereby incorporated by reference herein.

Item 8.01. Other Events

On January 25, 2007 the Company issued a press release regarding entry into an agreement for the purchase of 100% of the equity interests of Shanghai Quo Advertising Company Limited. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Stock Transfer Agreement dated January 24, 2007
99.1	Press Release dated January 25, 2007

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NETWORK CN INC.

Date: January 24, 2007	By:	/s/ Godfrey Chin Tong Hui
Godfrey Chin Tong Hui
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stock Transfer Agreement dated January 24, 2007
99.1	Press Release dated January 25, 2007